Deferred Revenue	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Deferred Revenue

18. DEFERRED REVENUE

On March 3, 2017, the Company entered into a silver stream purchase and sale agreement with Osisko Gold Royalties Ltd. (“Osisko”), whereby the Company received an upfront cash deposit payment of US$33 million for the sale of an equivalent amount of its 75% share of Gibraltar payable silver production until 5.9 million ounces of silver have been delivered to Osisko. After that threshold has been met, 35% of an equivalent amount of Taseko’s share of all future payable silver production from Gibraltar will be delivered to Osisko. In addition to the initial deposit, the Company receives cash payments of US$2.75 per ounce for all silver deliveries made under the agreement.

The Company recorded the initial deposit as deferred revenue and recognizes amounts in revenue as silver is delivered to Osisko. The amortization of deferred revenue is calculated on a per unit basis using the estimated total number of silver ounces expected to be delivered to Osisko over the life of the Gibraltar Mine. The current portion of deferred revenue is an estimate based on deliveries anticipated over the next twelve months.

The silver sale agreement has a minimum term of 50 years and automatically renews for successive 10-year periods as long as Gibraltar mining operations are active. If the initial deposit is not fully reduced through silver deliveries at current market prices at time of the deliveries, a cash payment for the remaining amount will be due to Osisko at the expiry date of the agreement. The Company’s obligations under the agreement are secured by a pledge of Taseko’s 75% interest in the Gibraltar Joint Venture.

In connection with the silver stream transaction, the Company issued share purchase warrants to Osisko to acquire 3 million common shares of the Company at any time until April 1, 2020 at an exercise price of $2.74 per share. The fair value of the warrants was estimated to be $1,876 at the date of grant and was measured based on the Black-Scholes valuation model. The fair value was determined using the expected life of 3 years, expected volatility of the Company’s common share price of 61%, an expected dividend yield of 0%, and a risk-free interest rate of 0.9% (Note 20b).

The following table summarizes changes in deferred revenue:
Upfront cash deposit	44,151
Issuance of warrants	(1,876)
Amortization of deferred revenue	(1,323)
Balance at December 31, 2017	40,952
Transitional adjustment for IFRS 15 (Note 2.5a)	1,435
Finance expense (Note 2.5a, 9)	4,182
Amortization of deferred revenue	(3,295)
Balance at December 31, 2018	43,274

Deferred revenue is reflected in the consolidated balance sheets as follows:

	December 31, 2018	December 31, 2017
Current	3,907	1,312
Non-current	39,367	39,640
	43,274	40,952